EXHIBIT 4.7

EXECUTION COPY

MASTER GUARANTEE AND COLLATERAL AGREEMENT

dated as of

March 31, 2003,

as AMENDED AND RESTATED

as of February 20, 2004,

and as further AMENDED AND RESTATED

as of

April 8, 2005,

among

THE GOODYEAR TIRE & RUBBER COMPANY,

GOODYEAR DUNLOP TIRES EUROPE B.V.

THE OTHER SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY

identified as Grantors and Guarantors herein,

and

JPMORGAN CHASE BANK, N.A.

as Collateral Agent

[CS&M # 6701-315]

TABLE OF CONTENTS

Page
ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms	2

ARTICLE II Modification and Continuation of Liens on US Assets	5

ARTICLE III

Guarantees

SECTION 3.01. Guarantees	5
SECTION 3.02. Guarantee of Payment	5
SECTION 3.03. No Limitations	5
SECTION 3.04. Reinstatement	8
SECTION 3.05. Agreement To Pay; Subrogation	8
SECTION 3.06. Information	8
SECTION 3.07. Indemnity and Subrogation	8

ARTICLE IV

Security Documents Subject to this Agreement

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default	10
SECTION 5.02. Exercise of Remedies under Security Documents	10
SECTION 5.03. Application of Proceeds	10
SECTION 5.04. Registration	11

ARTICLE VI

Amounts of Obligations

SECTION 6.01. Acts of Secured Parties and Administrative Agent	12
SECTION 6.02. Amounts of Obligations	13

  ii

Page
ARTICLE VII

Indemnity, Subrogation and Subordination

SECTION 7.01. Indemnity and Subrogation	13
SECTION 7.02. Subordination	13

ARTICLE VIII

Duties of Collateral Agent

SECTION 8.01. Actions Under This Agreement	14

ARTICLE IX

Concerning the Collateral Agent

SECTION 9.01. Limitations on Responsibility of Collateral Agent	15
SECTION 9.02. Reliance by Collateral Agent; Indemnity Against Liabilities, etc.	16
SECTION 9.03. Resignation and Removal of the Collateral Agent	17
SECTION 9.04. Expenses and Indemnification	17

ARTICLE X

Subordination of Intercompany Indebtedness

SECTION 10.01. Subordination	18
SECTION 10.02. Dissolution or Insolvency	18
SECTION 10.03. Subrogation	18
SECTION 10.04. Other Creditors	19
SECTION 10.05. No Waiver	19
SECTION 10.06. Obligations Hereunder Not Affected	19

ARTICLE XI

Miscellaneous

SECTION 11.01. Notices	20
SECTION 11.02. Waivers; Amendment	20
SECTION 11.03. Collateral Agent’s Fees and Expenses; Indemnification	21
SECTION 11.04. Benefit of Agreement; Successors and Assigns	21
SECTION 11.05. Survival of Agreement	22
SECTION 11.06. Counterparts; Effectiveness; Several Agreement	22
SECTION 11.07. Severability	22
SECTION 11.08. Right of Set-Off	23
SECTION 11.09. Governing Law; Jurisdiction; Consent to Service of Process	23

            MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as AMENDED AND RESTATED as of February 20, 2004, and as further AMENDED AND RESTATED as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY identified herein and JPMORGAN CHASE BANK, N.A., as Collateral Agent.

          The Company (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I), the Subsidiaries of the Company party hereto, the Lenders party hereto, certain other financial institutions and the Collateral Agent are parties to the Master Guarantee and Collateral Agreement dated as of March 31, 2003 (as amended and restated as of February 20, 2004, the “Original MGCA”), under which the Company and such Subsidiaries have guaranteed and created security interests in certain of their assets to secure the “Obligations” under and as defined in the 2003 Credit Agreements, as well as the “US Miscellaneous Obligations” and the “Swiss Franc Obligations”, as such terms are defined in the Original MGCA. The Original Credit Agreement, which is one of the 2003 Credit Agreements, is being amended and restated on the date hereof in the form of the Credit Agreement. The commitments of the lenders under the other 2003 Credit Agreements have been or are on the date hereof being terminated, and all loans and other obligations outstanding, accrued or otherwise owing under such other 2003 Credit Agreements have been or are on the date hereof being paid in full.

          Under the terms of the Credit Agreement, the Obligations will be secured by certain assets of the JV and its subsidiaries, but not by any US Assets. The Liens created by the Original MGCA on US Assets, insofar as they secure the US Miscellaneous Obligations, are being continued under a First Lien Guarantee and Collateral Agreement being entered into on the date hereof by the Company, certain US Subsidiaries and the Collateral Agent. The Swiss Franc Obligations, which were secured under the Original MGCA in compliance with the requirements of the bond agreement under which such obligations are outstanding, are not required to be secured by any assets of the JV or its subsidiaries.

          The Lenders have extended and agreed to extend credit to the JV and the other Borrowers on the terms and subject to the conditions set forth in the Credit Agreement. The obligations of the Lenders under the Credit Agreement are conditioned upon, among other things, the execution and delivery of this Agreement by the Company and the other Guarantors and by the Grantors. Each Lender, by executing and delivering the Credit Agreement, has authorized the Collateral Agent to execute and deliver this amended and restated Master Guarantee and Collateral Agreement on its behalf and has agreed to be bound by the provisions hereof. The European Subsidiary Guarantors are subsidiaries of the JV and subsidiaries or affiliates of the other Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit

Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

          Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

          SECTION 1.01. Certain Defined Terms. (a) All terms defined in the Credit Agreement and not defined in this Agreement, including, without limitation, the terms “Administrative Agent”, “Borrowers”, “Credit Document”, “Issuing Bank”, “Majority Lenders”, “Obligations” and “Secured Parties”, have the meanings specified therein. The rules of construction specified in Section 1.03 of the Credit Agreement shall also apply to this Agreement.

          As used in this Agreement, the following terms have the meanings specified below:

          “Additional Subsidiary Agreement” has the meaning assigned to such term in Section 11.14.

          “Claiming Party” has the meaning assigned to such term in Section 3.07.

          “Collateral” means all the assets and rights subject to Liens created under the Security Documents to secure the Obligations or any of them.

          “Company” means The Goodyear Tire & Rubber Company.

          “Contributing Party” has the meaning assigned to such term in Section 3.07.

          “Credit Agreement” means the Amended and Restated Term Loan and Revolving Credit Agreement dated as of April 8, 2005, among the Company, the JV, Goodyear Dunlop Tires Germany GmbH, Goodyear GmbH & Co. KG, Goodyear Luxembourg Tires S.A., the Lenders party thereto, JPMorgan Europe Limited, as Administrative Agent, and the Collateral Agent, as amended from time to time.

          “Credit Parties” means the Company and each other Borrower, Grantor and Guarantor.

          “Equity Interests” means shares of capital stock, partnership interests, membership interests in limited liability companies, beneficial interests in trusts or other equity ownership interests in any Persons, and any warrants, options or other rights entitling the holders thereof to purchase or acquire any such equity interests.

          “European Guarantors” means the JV and the European Subsidiary Guarantors.

          “European Subsidiary Guarantors” means each Subsidiary that is listed under the heading “European Guarantor” on the signature pages hereto or that becomes a European Guarantor pursuant to Section 11.14.

          “First Lien Credit Agreement” means the First Lien Credit Agreement dated as of the date hereof among the Company, certain lenders and issuing banks, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as administrative agent, as amended from time to time.

          “First Lien Guarantee and Collateral Agreement” means the First Lien Guarantee and Collateral Agreement dated as of the date hereof among the Company, certain Subsidiaries and JPMorgan Chase Bank, N.A., as collateral agent, as amended from time to time.

          “Grantors” means the JV, each Subsidiary that is listed under the heading “Grantor” on the signature pages hereto or that becomes a Grantor pursuant to Section 11.14.

          “Guarantees” means the guarantees of the Obligations under Article III.

          “Guarantors” means the US Guarantors and the European Guarantors.

          “Indemnified Party” has the meaning assigned to such term in Section 9.04.

          “Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by such Grantor, including inventions, designs, patents, copyrights, licenses, trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          “Intercompany Indebtedness” means any Indebtedness of the Company or any Subsidiary, or any obligations owed by the Company or any Subsidiary under Article VII, to the Company or any other Subsidiary.

          “Intercompany Obligor” means, with respect to any Intercompany Indebtedness, the obligor in respect of such Intercompany Indebtedness.

          “JV” means Goodyear Dunlop Tires Europe B.V., a Subsidiary organized in The Netherlands and a joint venture of the Company and Sumitomo Rubber Industries.

          “Lenders” means, collectively, the “Lenders” under and as defined in the Credit Agreement.

          “Miscellaneous Obligations” means Obligations referred to in clauses (c) and (d) of the definitions of ABT Obligations and GDTG/Term Obligations in the Credit Agreement.

          “Original Credit Agreement” means the $650,000,000 Term Loan and Revolving Credit Agreement dated as of March 31, 2003, among the JV, the other borrowers thereunder, certain lenders, JPMCB, as administrative agent and collateral agent, and Deutsche Bank AG, as syndication agent.

          “Original MGCA” has the meaning assigned to such term in the recitals hereto.

          “Pledged Collateral” means any Equity Interests or Indebtedness pledged under the Security Documents (and all stock certificates, promissory notes or other securities evidencing any of such Equity Interests or Indebtedness).

          “Security Documents” means the “Security Documents” under and as defined in the Credit Agreement, other than this Agreement.

          “2003 Lenders” means, collectively, the “Lenders” under and as defined in the 2003 Credit Agreements.

          “2003 Credit Agreements” means (a) the $750,000,000 Amended and Restated Revolving Credit Agreement dated as of March 31, 2003, among the Company, certain lenders and JPMCB, as administrative agent, (b) the $645,454,545 Term Loan Agreement dated as of March 31, 2003, among the Company, certain lenders, JPMCB, as administrative agent, and BNP Paribas, as syndication agent, (c) the Term Loan and Revolving Credit Agreement dated as of March 31, 2003, and amended and restated as of February 19, 2004, among the Company, certain lenders, JPMCB, as administrative agent, Citicorp USA Inc., as syndication agent, and Bank of America, N.A. and The CIT Group/Business Credit, Inc., as documentation agents and (d) the Original Credit Agreement.

          “US Assets” means assets directly owned by the Company or any US Subsidiary.

          “US Guarantors” means the Company and the US Subsidiary Guarantors.

          “US Subsidiary” means a Subsidiary organized under the laws of The United States of America or any state or political subdivision thereof.

          “US Subsidiary Guarantors” means each Subsidiary that is listed under the heading “US Guarantor” on the signature pages hereto or that becomes a US Guarantor pursuant to Section 11.14.

ARTICLE II

Modification and Continuation of Liens on US Assets

          Notwithstanding any provision to the contrary in Section 13.13 of the Original MGCA or otherwise, from and after the date hereof, the Liens on US Assets created under the Original MGCA will secure the “US Miscellaneous Obligations” and the “Obligations”, in each case, under and as defined in the First Lien Credit Agreement, but will not secure the Obligations. The terms and conditions of such Liens and the related rights and obligations of the holders of the obligations secured thereby and of the Company and the Subsidiaries shall be as set forth in the First Lien Guarantee and Collateral Agreement.

ARTICLE III

Guarantees

          SECTION 3.01. Guarantees. Each Guarantor irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations, jointly with the other Guarantors and severally. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any such Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any Borrower or any other Credit Party of any of the Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all similar formalities.

          SECTION 3.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other Person.

          SECTION 3.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 11.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Credit Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Credit Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of such Guarantor hereunder.

          (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Credit Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Credit Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Credit Party or exercise any other right or remedy available to them against any Borrower or any other Credit Party, in each case without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Credit Party, as the case may be, or any security.

          (c) Notwithstanding any provisions to the contrary contained in this Agreement, in respect of the obligations and liabilities of the Guarantors incorporated under the laws of France (the “French Guarantors”) under this Article III, it is understood that: (i) the obligations and liabilities of French Guarantors in respect of the Obligations shall be limited in accordance with their respective financial resources in the following manner: (A) the obligations and liabilities of Goodyear Dunlop Tires France S.A. in respect of the Obligations shall be limited to an aggregate amount not exceeding €155,000,000 and (B) the obligations and liabilities of any other Person becoming a French Guarantor in respect of the Obligations shall be limited to an aggregate amount not exceeding the amount indicated as such maximum amount in the agreement pursuant to which such Person shall become a French Guarantor.

          (d) In the case of a Guarantor established in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a “German GmbH Guarantor”), or as a limited partnership (Kommanditgesellschaft) with a limited liability company (Gesellschaft mit beschränkter Haftung) as sole general partner (a “German GmbH & Co. KG Guarantor” and, together with any “German GmbH Guarantor”, a “German Guarantor”), the enforcement against such German Guarantor of any and all claims arising under this Article III shall be excluded, if and to the extent that under this Article III the relevant German Guarantor guarantees obligations of any of the German Guarantor’s affiliated companies (verbundenes Unternehmen) within the meaning of Section 15 of the German Stock Corporation Act (Aktiengesetz) (other than any of the German Guarantor’s subsidiaries), and if and to the extent that (i) the enforcement of the Guarantee would cause the German Guarantor’s, or, where the Guarantor is a German GmbH & Co. KG Guarantor, its general partner’s, assets (the calculation of which shall include all items set forth in §266(2) A (provided that (subject to the below) claims of a German GmbH Guarantor, or in the case of a German GmbH & Co. KG Guarantor, the claims of its general partner, against any of its affiliated companies referred to above (other than any of the German GmbH Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor its general partner’s, subsidiaries; provided that for that purpose any of the German limited partnerships organized in the form of a GmbH & Co. KG, including without limitation any of the German GmbH & Co. KG Guarantors shall be treated as a subsidiary of the relevant general partner) shall only be taken into account (aktiviert) if and to the extent this is permitted pursuant to the jurisprudence from time to time of the German Federal Supreme Court (Bundesgerichtshof) relating to protection of liable capital of German limited liability companies under §§ 30, 31 of the German Limited Liability Companies Act (GmbH-Gesetz)), B and C of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor its general partner’s, liabilities (the calculation of which shall include all items set forth in §266(3) B, C and D of the German Commercial Code) (the “Net Assets”) being less than its respective registered share capital (Stammkapital) (Begründung einer Unterbilanz) or (ii) (if the German Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor, its general partner’s, Net Assets are already less than its respective registered share capital), causing such amount to be further reduced (Vertiefung einer Unterbilanz). For the purposes of the calculation of the Net Assets, (i) loans and other contractual liabilities incurred in negligent or wilful violation of the provisions of the Credit Documents shall be disregarded and (ii) claims of a German GmbH Guarantor and/or the general partner of a German GmbH & Co. KG Guarantor against any of its affiliated companies referred to above resulting from a transaction entered into between the relevant General GmbH Guarantor and/or the general partner of the German GmbH & Co. KG Guarantor and the relevant affiliated company in negligent or wilful violation of the provisions of the Credit Documents shall be taken into account (aktiviert). In addition, in case of an enforcement of the guarantee granted under this Article III, the German GmbH Guarantor or, in the case of a German GmbH & Co. KG Guarantor, its general partner and the German GmbH & Co. KG Guarantor, shall realize, to the extent legally permitted and, in respect of the German GmbH Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor its general partner’s and the German GmbH & Co. KG Guarantor’s, business, commercially justifiable, in a situation where the German GmbH Guarantor, or in the case of a German GmbH & Co. KG Guarantor its general partner and the German GmbH & Co. KG

Guarantor, does not have sufficient Net Assets to maintain its registered share capital, any and all of its assets that are shown in the balance sheet with a book value (Buchwert) that is significantly lower than the market value of the assets if such asset is not necessary for the German GmbH Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor its general partner’s and the German GmbH & Co. KG Guarantor’s, business (betriebsnotwendig).

          SECTION 3.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Credit Party or otherwise.

          SECTION 3.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Credit Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against any Borrower or any other Credit Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate to the Obligations of such Borrower or Credit Party on the terms set forth in Article IX.

          SECTION 3.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each relevant Borrower’s and each other relevant Credit Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

          SECTION 3.07. Indemnity and Subrogation. (a) In addition to all such rights of indemnity and subrogation as the US Guarantors may have under applicable law (but subject to paragraph (c) below), the Company and each Borrower agrees that in the event a payment shall be made by any US Guarantor under this Agreement in respect of an Obligation of any Borrower, the Company and such Borrower shall indemnify such US Guarantor for the full amount of such payment and such US Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

          (b) Each US Guarantor, other than the Company, that has guaranteed the Obligations (a “Contributing Party”) agrees (subject to paragraph (c) below) that, in the event a payment shall be made by any other US Guarantor (other than the Company) hereunder in respect of the Obligations and such other US Guarantor (the “Claiming

Party”) shall not have been fully indemnified by the Company or the applicable Borrower as provided in paragraph (a) above, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party and the denominator shall be the aggregate net worth of all the US Guarantors, other than the Company. For the purposes of the previous sentence, the net worth of each US Guarantor shall be determined on the Effective Date (or, in the case of any US Guarantor becoming a US Guarantor after the date hereof, the date on which such US Guarantor shall have become a US Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section shall be subrogated to the rights of such Claiming Party under paragraph (a) above to the extent of such payment.

          (c) Notwithstanding any provision of this Agreement to the contrary, all rights of the US Guarantors under paragraphs (a) and (b) above and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations, and no US Guarantor shall seek to enforce any of such rights until the Obligations have been paid in full. No failure on the part of the Company, any Borrower or any US Guarantor to make the payments required by paragraphs (a) and (b) above (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any US Guarantor with respect to its obligations hereunder, and each US Guarantor shall remain liable for the full amount of the obligations of such US Guarantor hereunder.

ARTICLE IV

Security Documents Subject to this Agreement

          The Grantors have entered into or are entering into the Security Documents, and may in the future enter into additional Security Documents, under which they have pledged or are pledging and creating security interests in Equity Interests and other assets owned by them to secure the obligations and other liabilities referred to in the relevant Security Documents. The parties to the Security Documents agree to observe and be bound by the following provisions: (i) the provisions of Section 5.03 (governing the distribution of the proceeds realized from the exercise of remedies under the Security Documents); (ii) the provisions of Article VI (governing the manner in which Acts of the Secured Parties are to be evidenced and the manner in which the amounts of the Obligations at any time are to be determined); (iii) the provisions of Articles VIII and IX (relating to the duties and responsibilities of the Collateral Agent); and (iv) the provisions of Section 11.13 (providing for releases of Guarantees of and Collateral securing the Obligations).

ARTICLE V

Remedies

          SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default and the receipt by the Collateral Agent of instructions from the Majority Lenders instructing it to exercise remedies, to the extent permitted by law (a) the Collateral Agent may demand that each Grantor deliver each item of Collateral owned or held by it to the Collateral Agent, and each Grantor agrees so to deliver all such Collateral, and (b) the Collateral Agent shall have the right to take any of or all the following actions at the same or different times with respect to any Collateral: (i) with respect to any Collateral consisting of Intellectual Property, on demand, to cause its security interest in such Collateral to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (ii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under any applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so), to the extent permitted by law, to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall (to the extent permitted by law) hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          SECTION 5.02. Exercise of Remedies under Security Documents. The Collateral Agent shall also have the right to exercise remedies provided for in each Security Document upon the occurrence and during the continuance of an Event of Default and the receipt by the Collateral Agent of instructions from the Majority Lenders instructing it to exercise remedies.

          SECTION 5.03. Application of Proceeds. Unless otherwise required by applicable law, the Collateral Agent shall apply the proceeds of the collection or sale of any Collateral securing any Obligations, including any Collateral consisting of cash, as follows:

            FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement or any other Credit Document (in each case, insofar as they evidence, govern, secure or otherwise relate to such Obligations), or otherwise in connection with any of such Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Credit Document (in each case, insofar as they relate to such Obligations) on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document (in each case, insofar as they relate to such Obligations) at the direction or for the benefit of holders of such Obligations;

            SECOND, to the payment of all such Obligations as shall be owed to the Administrative Agent or any Issuing Bank;

            THIRD, to the payment in full of the other Obligations secured by such Collateral in accordance with the relative priorities of the Liens on such Collateral securing such Obligations as set forth herein and in the Security Documents, with Obligations secured by Liens of a higher priority being paid in full before any distribution is made in respect of Obligations secured by Liens of a lower priority (and, as between Obligations secured by Liens of the same priority, ratably in accordance with the amounts of such Obligations on the date of such application); and

            FOURTH, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. Notwithstanding the provisions of clause THIRD above, any Collateral consisting of cash deposited to collateralize Letter of Credit reimbursement obligations pursuant to the Credit Agreement will be applied first against such reimbursement obligations, except as otherwise provided in the Credit Agreement.

          SECTION 5.04. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, to the extent permitted by applicable law it will, at any time and from time to time, to the extent permitted by law, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral under applicable law. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses of the Collateral Agent’s legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular relating to the offering for sale of any Pledged Collateral, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the securities laws of such jurisdictions as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

ARTICLE VI

Amounts of Obligations

          SECTION 6.01. Acts of Secured Parties and Administrative Agent. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Secured Party may be, and at the request of the Collateral Agent shall be, embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by such Secured Party or Administrative Agent, acting individually or on behalf of the applicable Secured Parties, as the case may be, and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent as provided herein. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an “Act” of the persons signing such instrument or instruments. All Acts hereunder on the part of any

Secured Parties shall be taken on their behalf by the Administrative Agent. The Collateral Agent shall be entitled to rely absolutely upon an Act of an Administrative Agent if such Act purports to be taken by or on behalf of the Secured Parties, and nothing in this Section or elsewhere in this Agreement shall be construed to require such Administrative Agent to demonstrate that it has been authorized by the Secured Parties thereunder to take any action that it purports to be taking, the Collateral Agent being entitled to rely conclusively without any independent investigation whatsoever, and being fully protected in so relying, on any Act of such Administrative Agent.

          SECTION 6.02. Amounts of Obligations. Whenever the Collateral Agent is required to determine the existence or amount of any of the Obligations for any purposes of this Agreement, it shall request written certification of such existence or amount from the Administrative Agent, and shall be entitled to make such determination on the basis of such certification; provided, however, that if, notwithstanding the request of the Collateral Agent, the Administrative Agent shall fail or refuse reasonably promptly to certify as to the existence or amount of any Obligation or the existence of any Event of Default, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Company, any other Borrower, Guarantor or Grantor, any holder of any Secured Obligation or any other person as a result of such determination.

ARTICLE VII

Indemnity, Subrogation and Subordination

          SECTION 7.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Grantors and Guarantors may have under applicable law (but subject to Section 7.02), the Company and each other Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of an Obligation of any Borrower, the Company and such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any Security Document to satisfy in whole or in part an Obligation of any Borrower, the Company and such Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

          SECTION 7.02. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Section 7.01 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the

Obligations, and no Guarantor or Grantor shall seek to enforce any of such rights until the Obligations have been paid in full. No failure on the part of any Borrower or any Guarantor or Grantor to make the payments required by Section 7.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

ARTICLE VIII

Duties of Collateral Agent

          SECTION 8.01. Actions Under This Agreement. (a) The Collateral Agent shall not be obligated to take any action under this Agreement or any Security Document except for the performance of such duties as are specifically set forth herein and therein. Subject to the provisions of Article IX of this Agreement and to the succeeding provisions of this Section, the Collateral Agent shall take such actions, and only such actions, under this Agreement and the Security Documents with respect to any Collateral as are requested by the Administrative Agent, on behalf of the Majority Lenders, under the Credit Agreement and as are not inconsistent with or contrary to the provisions of this Agreement, any Security Document or the Credit Agreement, as well as ministerial and/or administrative actions required or permitted by this Agreement and the Security Documents.

          (b) The holders of the Miscellaneous Obligations shall not be entitled to, and shall not, (i) direct the actions of the Collateral Agent hereunder, (ii) take any action, or commence any legal proceeding seeking, to require, compel or cause the Collateral Agent to enforce any provisions of this Agreement against any Guarantor or Grantor or to exercise any remedy hereunder, (iii) take any action, or commence any legal proceeding seeking, to prevent or enjoin the Collateral Agent from taking any action (including, without limitation, the enforcement of any provisions of this Agreement against any Guarantor or Grantor, the exercise of any remedy hereunder, the release of any Guarantee or Collateral hereunder or the consent to any amendment or modification of this Agreement or the grant of any waiver hereunder), or refraining from taking any such action, in accordance with this Agreement or (iv) take any action, or commence any legal proceeding seeking, to delay, hinder or otherwise impair the Collateral Agent in taking any such action in accordance with this Agreement. By their acceptance of the benefits of this Agreement and the Security Documents, the holders of the Miscellaneous Obligations will be deemed to have acknowledged and agreed to the provisions of the preceding sentence, and to have acknowledged that such provisions are being relied upon by the other Secured Parties.

          (c) THE COLLATERAL AGENT HAS CONSENTED TO SERVE AS COLLATERAL AGENT HEREUNDER ON THE EXPRESS UNDERSTANDING, AND THE HOLDERS OF THE OBLIGATIONS, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE AGREED, THAT THE

COLLATERAL AGENT SHALL HAVE NO DUTY AND SHALL OWE NO OBLIGATION OR RESPONSIBILITY (FIDUCIARY OR OTHERWISE) TO THE HOLDERS OF ANY OBLIGATIONS, OTHER THAN THE DUTY TO PERFORM ITS EXPRESS OBLIGATIONS UNDER THIS AGREEMENT IN ACCORDANCE WITH THEIR TERMS, SUBJECT IN ALL EVENTS TO THE PROVISIONS OF ARTICLE VIII AND THE OTHER PROVISIONS OF THIS AGREEMENT LIMITING THE RESPONSIBILITY OR LIABILITY OF THE COLLATERAL AGENT HEREUNDER. WITHOUT LIMITING THE FOREGOING, THE HOLDERS OF THE MISCELLANEOUS OBLIGATIONS, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE SECURITY DOCUMENTS, SHALL BE DEEMED TO HAVE WAIVED ANY RIGHT THEY MIGHT HAVE, UNDER APPLICABLE LAW OR OTHERWISE, TO COMPEL THE SALE OR OTHER DISPOSITION OF ANY COLLATERAL, AND ANY OBLIGATION THE COLLATERAL AGENT MIGHT HAVE, UNDER APPLICABLE LAW OR OTHERWISE, TO OBTAIN ANY MINIMUM PRICE FOR ANY COLLATERAL UPON THE SALE THEREOF, IT BEING EXPRESSLY UNDERSTOOD, AND THE AVAILABILITY OF THE BENEFITS OF THIS AGREEMENT TO THE HOLDERS OF THE MISCELLANEOUS OBLIGATIONS BEING CONDITIONED UPON THE UNDERSTANDING, THAT THE SOLE RIGHT OF THE HOLDERS OF THE MISCELLANEOUS OBLIGATIONS SHALL BE TO RECEIVE THEIR RATABLE SHARE OF ANY PROCEEDS OF COLLATERAL IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF THIS AGREEMENT.

ARTICLE IX

Concerning the Collateral Agent

          SECTION 9.01. Limitations on Responsibility of Collateral Agent. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Security Document. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of any Grantor to the Collateral, as to the security afforded by this Agreement or any Security Document or as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise for the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession or control of the Collateral. Except as otherwise provided herein, the Collateral Agent shall have no duty to the Grantors or to the holders of the Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such Collateral the same care that it normally accords to its own assets and the duty to account for moneys received by it. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Borrower, Guarantor or Grantor of any of the covenants or agreements contained herein or in any other agreement. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement or any Security Document except for such Person’s own gross negligence or wilful misconduct (it being understood that any action taken in accordance with the terms of this Agreement or any Security Document by the Collateral Agent or any such officer, agent or representative at the direction or instruction of the Administrative Agent or the Majority Lenders under the Credit Agreement (or not taken, in the absence of any such directions or instructions) shall not constitute gross negligence or wilful misconduct). Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such Person in accordance with any notice given by the Administrative Agent or the Majority Lenders under the Credit Agreement hereunder or under any Security Document even if, at the time such action is taken by any such Person, the Administrative Agent or the Lenders which gave the notice to take such action shall no longer be the Administrative Agent or the Majority Lenders under the Credit Agreement or the Secured Parties on behalf of which such notice was given are no longer the Secured Parties. The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact.

          SECTION 9.02. Reliance by Collateral Agent; Indemnity Against Liabilities, etc. (a) Whenever in the performance of its duties under this Agreement or any Security Document the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor or any other person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person which is believed by the Collateral Agent to be genuine and to have been signed or sent by the proper Person, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

          (b) The Collateral Agent may consult with counsel and shall not incur any liability in taking any action hereunder or under any Security Document in good faith in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement or any Security Document, the duties created hereunder or the Collateral from any court of competent jurisdiction.

          (c) The Collateral Agent shall not incur any liability in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it in good faith believes to be genuine and to have been signed or presented by the proper party. The Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions that are believed by the Collateral Agent to be genuine and signed or furnished by the proper Person furnished to the Collateral Agent in connection with this Agreement or any Security Document.

          (d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received written notice thereof from the Administrative Agent. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice that is believed by the Collateral Agent to be genuine and to have been signed or sent by the proper Person to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice so furnished to it.

          (e) If the Collateral Agent has been requested to take any specific action by the Administrative Agent pursuant to any provision of this Agreement or any Security Document, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or such Security Document in the manner so requested unless it shall have been provided indemnity by the Secured Parties on whose behalf such request shall have been made reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

          SECTION 9.03. Resignation and Removal of the Collateral Agent. The Collateral Agent may at any time, by giving 30 days’ prior written notice to the Company and the Administrative Agent, resign and be discharged from the responsibilities hereby created, such resignation to become effective upon the appointment of a successor by the Administrative Agent with, so long as no Event of Default has occurred and is continuing, the consent of the Company (such consent not to be unreasonably withheld) and the acceptance of such appointment by such successor. If no successor shall be appointed and approved within 30 days after the date of any such resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed as above provided or may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York having a combined capital and surplus of at least $500,000,000.

          SECTION 9.04. Expenses and Indemnification. By accepting the benefits of this Agreement, each of the Lenders severally agrees (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share from time to time (based on the amount of the Loans, LC Exposures and unused Commitments of such Lender), of any expenses referred to in this Agreement or in any Security Document securing Obligations owed to such Lender and/or any other expenses incurred by the Collateral Agent in connection with the enforcement and protection of the rights of the Collateral Agent and the Secured Parties which shall not have been paid or reimbursed by the Company or any other Borrower, Grantor or Guarantor or paid from the proceeds of Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent and its Affiliates and its and their respective directors, officers, employees, agents and attorneys (each, an “Indemnified Party”), on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in this Agreement and/or incurred by the Collateral Agent in connection with this Agreement or the Security Documents or the enforcement and protection of the rights of the Secured Parties, to the extent the same shall not have been reimbursed by the Company or any other Borrower, Grantor or Guarantor or paid from the proceeds of Collateral as provided herein; provided, in each case, that no Secured Party shall be liable to any Indemnified Party for any portion of such expenses, liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Person.

ARTICLE X

Subordination of Intercompany Indebtedness

          SECTION 10.01. Subordination. To the fullest extent permitted under law, the Company and each other Grantor and Guarantor hereby agrees that all Intercompany Indebtedness owed to it by any Intercompany Obligor is hereby expressly subordinated, to the extent and in the manner set forth in this Article IX, to the payment in full in cash of all Obligations of such Intercompany Obligor.

          SECTION 10.02. Dissolution or Insolvency. Upon any dissolution, winding up, liquidation or reorganization of any Intercompany Obligor, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Intercompany Obligor, or otherwise, to the extent permitted by applicable law:

          (a) the applicable Secured Parties shall, as between such Secured Parties and the Company or any other Grantor or Guarantor, first be entitled to receive payment in full in cash of the Obligations of such Intercompany Obligor in accordance with the terms of such Obligations before the Company or such Grantor or Guarantor shall be entitled to receive any payment on account of the Intercompany Indebtedness of such Intercompany Obligor, whether as principal, interest or otherwise; and

          (b) any payment by, or distribution of the assets of, such Intercompany Obligor of any kind or character, whether in cash, property or securities, to which the Company or any other Grantor or Guarantor would be entitled except for the provisions of clause (a) above shall, upon receipt by the Company or such Grantor or Guarantor, be held in trust (or in a compte de sequestre, if applicable) for the applicable Secured Parties and promptly paid or delivered directly to the Collateral Agent for the benefit of such Secured Parties to the extent necessary to make payment in full in cash of all such Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to such Secured Parties in respect of such Obligations.

          SECTION 10.03. Subrogation. Subject to (and only upon) the prior indefeasible payment in full in cash of all the Obligations, the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor shall be subrogated to the rights of the applicable Secured Parties to receive payments or distributions in cash, property or securities applicable to such Obligations until all amounts owing on the Intercompany Indebtedness of such Intercompany Obligor shall be paid in full, and as between and among such Intercompany Obligor, its creditors (other than its Secured Parties) and the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor, no such payment or distribution made to the Secured Parties by virtue of this Agreement that otherwise would have been made to the Company or any other Grantor or Guarantor in respect of such Intercompany Indebtedness shall be deemed to be a payment by such Intercompany Obligor on account of such Intercompany Indebtedness.

          SECTION 10.04. Other Creditors. Nothing contained in this Article is intended to or shall impair, as between and among any Intercompany Obligor, its creditors (other than the Secured Parties) and the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor, the obligations of such Intercompany Obligor to pay its Intercompany Indebtedness as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor and the creditors of such Intercompany Obligor (other than the Secured Parties).

          SECTION 10.05. No Waiver. No right of any Secured Party to enforce this Article shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any of the Collateral Agent, the other Secured Parties, or any Intercompany Obligor, or by any noncompliance by any Intercompany Obligor with the terms, provisions and covenants contained in this Agreement, any Security Document or the Credit Agreement, and the Secured Parties are hereby expressly authorized to extend, renew, increase, decrease, modify or amend the terms of the Obligations or any security therefor, and to release, sell or exchange any such security and otherwise deal freely with any Intercompany Obligor, all without notice to or consent of the Company or any other Grantor or Guarantor and without affecting the liabilities and obligations of the parties hereto.

          SECTION 10.06. Obligations Hereunder Not Affected. (a) All rights and interests of the Secured Parties under this Article, and all agreements and obligations of the Company and each other Grantor or Guarantor under this Article, shall remain in full force and effect irrespective of:

            (i) any lack of validity or enforceability of the Credit Agreement;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to departure from the Credit Agreement;

            (iii) any exchange, release or nonperfection of any security interest in any Collateral, or any release or amendment or waiver of or consent to departure from any Guarantee, in respect of all or any of the Obligations; or

            (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Intercompany Obligor in respect of Obligations or of the Company or any Grantor or Guarantor in respect of the agreements contained in this Article.

          (b) The agreements contained in this Article shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations or any part thereof is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of any Intercompany Obligor or otherwise, all as though such payment had not been made.

          (c) The Company and each Grantor and Guarantor hereby agree that the Secured Parties may, without affecting or impairing any of the obligations of the Company or such Grantor or Guarantor hereunder, from time to time to (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof and (ii) exercise or refrain from exercising any rights against any Intercompany Obligor or any other Person.

ARTICLE XI

Miscellaneous

          SECTION 11.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given as provided in the Credit Agreement. All communications and notices hereunder to any Grantor or Guarantor other than the Company shall be given to it in care of the Company as provided in the Credit Agreement.

          SECTION 11.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent or any Secured Party in exercising any right or power hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Secured Parties hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, no extension of credit by any Secured Party under the Credit Agreement or otherwise shall be construed as a waiver of any default hereunder, regardless of whether the Collateral Agent or any Secured Party may have had notice or knowledge of such default at the time. No notice or demand on any Credit Party in any case shall entitle such Credit Party to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Credit Party or Credit Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required under the Credit Agreement.

          SECTION 11.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in the Credit Agreement.

          (b) Without limitation of its indemnification obligations under the other Credit Documents, each Grantor and each Guarantor, to the fullest extent permitted under law, jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses shall have resulted from the gross negligence or wilful misconduct of such Indemnitee or from the breach of any of its obligations set forth in any Credit Document.

          (c) The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 11.04. Benefit of Agreement; Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto (as well as of the Lenders from time to time under the Credit Agreement and any Affiliates of Lenders, former Lenders or Affiliates of former Lenders that shall hold Miscellaneous Obligations, all of which Affiliates of Lenders, former Lenders or Affiliates of former Lenders are intended to be third party beneficiaries of this Agreement) and the respective successors and assigns of all the foregoing Persons. All covenants, promises and agreements by or on behalf of any Guarantor or Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 11.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Credit Parties in the Credit Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Credit Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Credit Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent or any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or otherwise, and shall, subject to Section 11.13, continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Credit Document is outstanding and unpaid or any Letter of Credit is outstanding or any Swap Agreement under which Miscellaneous Obligations are outstanding remains in effect (unless the Miscellaneous Obligations under such Swap Agreement shall have been guaranteed and secured or the applicable counterparty shall have agreed otherwise as provided in Section 11.13(a)(v)), and so long as the Commitments under the Credit Agreement have not expired or terminated.

          SECTION 11.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in this Section. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Credit Party when a counterpart hereof executed on behalf of such Credit Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Credit Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Credit Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Credit Party shall have the right to assign or transfer its rights or obligations hereunder (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement. This Agreement shall be construed as a separate agreement with respect to each Credit Party and may be amended, modified, supplemented, waived or released with respect to any Credit Party without the approval of any other Credit Party and without affecting the obligations of any other Credit Party hereunder.

          SECTION 11.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 11.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing and the Loans shall have become due and payable pursuant to Article VII of the Credit Agreement, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Credit Party against any of and all the obligations of such Credit Party now or hereafter existing under this Agreement or any other Credit Document and owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

          SECTION 11.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Credit Document shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document in the courts of any jurisdiction.

          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.01. Nothing in this Agreement or any other Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 11.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 11.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 11.12. Security Interest Absolute. The pledges and security interests created by the Security Documents shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

          SECTION 11.13. Termination or Release. (a) All pledges, security interests and Liens created under the Security Documents shall be automatically released when (i) the principal of all Loans, all accrued interest and fees and all other Obligations (other than Miscellaneous Obligations) due and owing under the Credit Agreement have been paid in full, (ii) the Lenders have no further commitment to lend under the Credit Agreement, (iii) the LC Exposure has been reduced to zero and (iv) the Issuing Banks have no further obligation to issue Letters of Credit; provided that all pledges, security interests and Liens created hereunder and under the Security Documents for the benefit of each Miscellaneous Obligation shall remain in effect or, if the Credit Agreement is refinanced or replaced, shall be secured on a ratable basis with the obligations under such refinancing or replacement of the Credit Agreement, until such time as such Miscellaneous Obligation has been terminated or expired and all obligations in respect thereof paid in full unless the counterparty in respect of such Miscellaneous Obligation shall have expressly agreed under the governing documentation therefor or otherwise in writing that such pledges, security interests and Liens shall be released prior to such time.

          (b) Subject to paragraph (d) below, a Subsidiary shall automatically be released from its obligations as a Grantor or Guarantor hereunder and under each Security Document, and all pledges under any Security Document of and security interests created under any Security Document in the Collateral of such Subsidiary shall be automatically released, upon the consummation of any transaction permitted by this Agreement and the Credit Agreement as a result of which such Subsidiary ceases to be a Subsidiary; provided that any consent to such transaction required by the Credit Agreement shall have been obtained and the terms of such consent shall not provide otherwise.

          (c) Subject to paragraph (d) below, upon any sale or other transfer of any Collateral permitted under this Agreement and the Credit Agreement by any Grantor to any Person other than the Company or a Subsidiary, or upon the effectiveness of any written consent to the release of any pledge or security interest created by any Security Document in respect of any Collateral pursuant to and in accordance with the requirements of the Credit Agreement, all pledges, security interests and Liens created under any Security Document of, in or on such Collateral shall be automatically released.

          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to each applicable Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or representation or warranty by the Collateral Agent. Notwithstanding paragraph (b) or (c) above, in the case of any Lien on any Equity Interests or the grant of any Lien on real property, such Lien shall not be released until the Collateral Agent executes and delivers to the applicable Grantor a written consent to such release. The Collateral Agent agrees to execute and deliver any such written consent required by the immediately preceding sentence that is requested by the applicable Grantor in accordance with the provisions of this Section in connection with the consummation of any transaction permitted by this Agreement and the Credit Agreement.

          SECTION 11.14. Additional Grantors and Guarantors. (a) Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in a form agreed to by the Collateral Agent and Goodyear (an “Additional Subsidiary Agreement”), such Subsidiary shall become a party hereto and a Grantor and a Guarantor hereunder to the extent set forth in such Additional Subsidiary Agreement and shall, to the extent applicable, guarantee and create pledges of and security interests in its assets to secure the Obligations set forth in such Additional Subsidiary Agreement with the same force and effect as if originally named as a Grantor or Guarantor herein. The execution and delivery of any Additional Subsidiary Agreement shall not require the consent of any other Credit Party. The rights and obligations of each Credit Party shall remain in full force and effect notwithstanding the addition of any new Credit Party as a party to this Agreement.

          SECTION 11.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and the Security Documents and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, in each case upon the occurrence and during the continuance of an Event of Default. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, wilful misconduct or breach of their obligations set forth herein. For the purposes of Italian law, each Grantor expressly authorizes the Collateral Agent (and any agents or attorneys appointed under this Agreement) to act under a conflict of interest and self-dealing (including, but not limited to a situation in which the Collateral Agent acts simultaneously in the name and/or on behalf (a) of any Secured Party, on the one hand, and (b) of any Credit Party, on the other hand) solely in relation to this Agreement, the other Security Documents and the Credit Agreement.

          SECTION 11.16. Collateral Agent as Joint and Several Creditor. Section 9.15 of the Credit Agreement is hereby incorporated by reference and shall be effective as if set forth in full herein.

          SECTION 11.17. Post-Closing Letter Agreements. Each party hereto agrees to complete the actions and perform the obligations applicable to it under each of the post-closing letter agreements dated the Effective Date between the Collateral Agent and the Company relating to the Credit Agreement.

          SECTION 11.18. Credit Party Obligations. Each Credit Party will perform its obligations and pay all amounts owed by it under each Credit Document in accordance with the terms thereof.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY

by

Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as COLLATERAL AGENT by

Name:
Title:

BELT CONCEPTS OF AMERICA, INC., as a US GUARANTOR

by

Name:
Title:

CELERON CORPORATION, as a US GUARANTOR

by

Name:
Title:

COSMOFLEX, INC., as a US GUARANTOR

by

Name:
Title:

DAPPER TIRE CO., INC., as a US GUARANTOR

by

Name:
Title:

DIVESTED COMPANIES HOLDING COMPANY, as a US GUARANTOR

by

Name:
Title:

by

Name:
Title:

DIVESTED LITCHFIELD PARK PROPERTIES, INC., as a US GUARANTOR

by

Name:
Title:

by

Name:
Title:

GOODYEAR FARMS, INC., as a US GUARANTOR

by

Name:
Title:

GOODYEAR INTERNATIONAL CORPORATION, as a US GUARANTOR

by

Name:
Title:

GOODYEAR WESTERN HEMISPHERE CORPORATION, as a US GUARANTOR

by

Name:
Title:

THE KELLY-SPRINGFIELD TIRE CORPORATION, as a US GUARANTOR

by

Name:
Title:

WHEEL ASSEMBLIES INC., as a US GUARANTOR

by

Name:
Title:

WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC, as a US GUARANTOR

by

Name:
Title:

WINGFOOT VENTURES EIGHT INC., as a US GUARANTOR

by

Name:
Title:

GOODYEAR CANADA INC., as a US GUARANTOR

by

Name:
Title:

by

Name:
Title:

GOODYEAR DUNLOP TIRES GERMANY GMBH, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

GOODYEAR GMBH & CO. KG, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

DUNLOP GMBH & CO. KG, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

RVM REIFEN VERTRIEBSMANAGEMENT GMBH, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

FULDA REIFEN GMBH & CO. KG, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

M-PLUS MULTIMARKENMANAGEMENT GMBH & CO. KG, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

GD HANDELSSYSTEME GMBH & CO. KG, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

GOODYEAR DUNLOP TIRES OE GMBH, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

GOODYEAR LUXEMBOURG TIRES S.A., as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

GOODYEAR DUNLOP TIRES FRANCE S.A., as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

GOODYEAR DUNLOP TYRES LTD, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

by

Name:
Title:

DUNLOP TYRES LTD, as a EUROPEAN GUARANTOR and a GRANTOR

by

Name:
Title:

by

Name:
Title:

COLLATERAL AGENT

JPMORGAN CHASE BANK, N.A.

by

Name:
Title:

               AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 8, 2005 (this “Amendment Agreement”), in respect of (a) the TERM LOAN AND REVOLVING CREDIT AGREEMENT (the “Credit Agreement”) dated as of March 31, 2003, as amended by the First Amendment dated as of February 19, 2004, the Second Amendment dated as of April 16, 2004, the Third Amendment dated as of April 16, 2004, and the Fourth Amendment dated as of May 27, 2004, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., the Lenders parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent and (b) the MASTER GUARANTEE AND COLLATERAL AGREEMENT (the “Master Guarantee and Collateral Agreement”) dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, among THE GOODYEAR TIRE & RUBBER COMPANY, the Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

          Goodyear and the Borrowers have requested that each of the Credit Agreement and the Master Guarantee and Collateral Agreement be amended and restated as set forth in Section 4 below and the parties hereto are willing so to amend the Credit Agreement and the Master Guarantee and Collateral Agreement.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1. Defined Terms. (a) As used in this Amendment Agreement, the following terms have the meanings specified below:

          “Assigned Interest” shall have the meaning assigned to such term in Section 4(a)(ii).

          “Daylight Commitment” shall mean, (i) for each Daylight GDTG Lender party hereto on the Effective Date, the obligation of such Lender to make loans (“Daylight GDTG Loans”) on the Effective Date in an amount equal to the amount set forth opposite the name of such Daylight GDTG Lender on Schedule 1(a) to this Amendment Agreement under the caption “Daylight GDTG Loans” and (ii) for each Daylight Term Loan Lender party hereto on the Effective Date, the obligation of such Daylight Term Loan Lender to make loans (“Daylight Term Loans”) on the Effective Date in an amount equal to the amount set opposite the name of such Daylight Term Loan Lender on Schedule 1(b) to this Amendment Agreement under the caption “Daylight Term Loans”.

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          “Daylight GDTG Lender” shall mean a lender that will become on the Effective Date a GDTG Lender under the Restated Credit Agreement.

          “Daylight Term Loan Lender” shall mean a lender that will become on the Effective Date a Term Lender under the Restated Credit Agreement.

          “Effective Date” shall have the meaning assigned to such term in Section 2.

          “Existing Administrative Agent” shall mean JPMCB, as administrative agent under the Pre-Restatement Credit Agreement.

          “JPMCB” shall mean JPMorgan Chase Bank, N.A.

          “JPMEL” means J.P. Morgan Europe Limited.

          “New Administrative Agent” shall mean JPMEL, as administrative agent under the Restated Credit Agreement.

          “Pre-Restatement Credit Agreement” shall mean the Credit Agreement immediately before its amendment or restatement in accordance with Section 4(a)(i)(A).

          “Restated Credit Agreement” shall mean the Credit Agreement, as amended and restated in accordance with Section 4(a)(i)(A).

          “Restated MGCA” shall mean the Master Guarantee and Collateral Agreement, as amended and restated in accordance with Section 4(a)(i)(B).

          (b) On the Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used (i) in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the Credit Documents, shall mean the Restated Credit Agreement and (ii) in the Restated MGCA, shall, unless the context otherwise requires, refer to the Master Guarantee and Collateral Agreement as amended and restated in the form of the Restated MGCA, and the terms “Master Guarantee and Collateral Agreement” or “Guarantee and Collateral Agreement”, as used in the Credit Documents, shall mean the Restated MGCA. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement or, if not defined therein, the Pre-Restatement Credit Agreement.

          SECTION 2. Conditions to Effectiveness. The transactions provided for in Section 3 and 4 hereof and the obligations of the Lenders to make Loans and issue Letters of Credit under the Restated Credit Agreement shall become effective on the date (the “Effective Date”) on which all the conditions specified in Section 4.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 9.02 of the Restated Credit Agreement).

3

  SECTION 3. Daylight Financing. (a) On the Effective Date, immediately preceding the effectiveness of the amendment and restatement provided for in Section 4, each of the parties hereto irrevocably agrees that each of the following shall occur without any additional conditions or actions of any party hereto:

     (i) (A) Each Daylight GDTG Lender shall extend credit to GDTG and GDTG shall borrow and (B) each Daylight Term Loan Lender shall extend credit to Goodyear KG and Dunlop KG, and Goodyear KG and Dunlop KG shall borrow, in each case, one or more Daylight GDTG Loans or Daylight Term Loans, as applicable, denominated in Euro in aggregate principal amounts equal to such Lender’s Daylight Commitments. The proceeds of such Daylight GDTG Loans and Daylight Term Loans shall be payable to JPMCB, which shall convert such proceeds into US Dollars at prevailing Exchange Rates (pursuant to arrangements agreed with Goodyear and the European J.V.) and then pay such proceeds to the accounts set forth on Schedule 1(a) and Schedule 1(b), respectively. Each of GDTG, Goodyear KG and Dunlop KG irrevocably directs the Existing Administrative Agent to deliver all the proceeds of the borrowings under the foregoing clauses (A) and (B) to JPMCB, and hereby irrevocably directs JPMCB to apply such proceeds to prepay in full all the outstanding principal of any Term Loans (as defined in the Pre-Restatement Credit Agreement) that remain outstanding at such time, together with all accrued interest thereon and any accrued commitment fees with respect to the Revolving Commitments (as defined in the Pre-Restatement Credit Agreement).

     (ii) Immediately following the transactions provided for in paragraph (i) above, all Revolving Lenders under the Pre-Restatement Credit Agreement shall transfer their Revolving Commitments (as such term is defined in the Pre-Restatement Credit Agreement) to JPMCB (which shall assume such commitments) pursuant to the Master Assignment and Assumption to be executed in the form attached hereto as Exhibit A.

     (iii) Immediately following the transactions provided for in paragraphs (i) and (ii) above, JPMCB, as Majority Lender, irrevocably authorizes the Collateral Agent to release the Collateral set forth in Schedule 2.

          (b) The Credit Parties hereby covenant and agree that no Revolving Loans shall be outstanding under the Pre-Restatement Credit Agreement at any time on the Effective Date.

  SECTION 4. Amendment and Restatement; Borrowings on Effective Date. (a) Each of the parties hereto irrevocably agrees that each of the following shall occur on the Effective Date, immediately after the effectiveness of the transactions described in Section 3, without the satisfaction of any additional conditions or any further actions of

4

any party hereto; provided that for the purposes of Section 4(a)(i)(A), only the parties to the Credit Agreement (including the Term Lenders) shall agree to such amendment and restatement and, for the purposes of Section 4(a)(i)(B) only the Collateral Agent and each Credit Party shall agree to such amendment and restatement:

     (i) (A) The Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit B attached hereto (including the Schedules and Exhibits attached to such Exhibit B) and (B) the Master Guarantee and Collateral Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit C attached hereto (including the Schedules and Exhibits attached to such Exhibit C), and the New Administrative Agent is hereby directed to enter into such Credit Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby.

     (ii) On the Effective Date and immediately following the effectiveness of the Restated Credit Agreement, JPMCB shall sell and assign, without recourse and without any further action required on the part of any party, to each lender set forth in Schedule 3 hereto (each, an “Assignee”), and each Assignee shall purchase and assume, without recourse and without any further action required on its part, from JPMCB effective as of the Effective Date, the amounts of JPMCB’s ABT Commitment set forth in Schedule 3 and all related rights, interests and obligations under the Restated Credit Agreement, the Restated MGCA (including, without limitation, the rights, interests and obligations under Section 9.15 of the Restated Credit Agreement and Section 11.16 of the Restated MGCA) and any other documents or instruments delivered pursuant thereto (the rights and obligations sold and assigned pursuant hereto being referred to herein collectively as the “Assigned Interest”). Each Assignee hereby acknowledges receipt of a copy of the Restated Credit Agreement. From and after the Effective Date (A) each Assignee shall be a party to and be bound by the provisions of the Restated Credit Agreement and, to the extent of the interests assigned by this paragraph (a)(ii), have the rights and obligations of an ABT Lender thereunder and (B) JPMCB shall, to the extent of the interests assigned by this Section, relinquish its rights and be released from its obligations under the Restated Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Amendment Agreement as if set forth herein in full. The Credit Parties consent to each assignment pursuant to this paragraph (iii). The parties agree that (A) no recordation fee shall be payable with respect to the foregoing assignments and (B) this Amendment Agreement shall be an approved form of Assignment and Acceptance for purposes of the Restated Credit Agreement.

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     (iii) Notwithstanding any provision of this Amendment Agreement, the provisions of Sections 2.12, 2.13, 2.14 and 9.03 of the Pre-Restatement Credit Agreement, as in effect immediately prior to the Effective Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date for the benefit of the Lenders, including each Lender under the Pre-Restatement Credit Agreement that will not be a Lender under the Restated Credit Agreement.

     (iv) Immediately following the transactions provided for in paragraph (ii) above, (A) each GDTG Lender shall extend credit to GDTG and GDTG shall borrow, one or more GDTG Loans denominated in Euro in an aggregate principal amount equal to the aggregate principal amount of Daylight GDTG Loans provided to GDTG by such GDTG Lender in its capacity as a Daylight GDTG Lender and (B) each Term Lender shall extend credit to each of Goodyear KG and Dunlop KG and each of Goodyear KG and Dunlop KG shall borrow, one or more Term Loans denominated in Euro in an aggregate principal amount equal to the aggregate principal amount of Daylight Term Loans provided to each of Goodyear KG and Dunlop KG by such Term Lender in its capacity as a Daylight Term Loan Lender. Such Revolving Loans and such Term Loans shall have the initial Interest Periods and be of the Types set forth in Schedule 4. Each of GDTG, Goodyear KG and Dunlop KG irrevocably directs that the borrowings set forth in paragraphs (a)(iv)(A) and (B) be applied directly to prepay in full (and be netted against) Daylight GDTG Loans and Daylight Term Loans, as applicable, extended to it.

  SECTION 5. Continuing Security. On the Effective Date, each Borrower, Grantor and Guarantor (a) confirms its acceptance of the Credit Documents to which it is a party (as each such Credit Document is amended and restated by this Amendment Agreement), (b) agrees that it is bound by the terms of the Credit Documents to which it is a party (as each such Credit Document is amended and restated by this Amendment Agreement), (c) confirms that its obligations under the Master Guarantee and Collateral Agreement remain in full force and effect and (d) confirms that the security created under the Security Documents (i) continues in full force and effect on the terms of the respective Security Documents and (ii) extends to the obligations of the Borrowers under the Restated Credit Agreement (subject to any limitation set out in the Security Documents) and that the obligations of the Borrowers arising under the Restated Credit Agreement are included as Obligations under the Master Guarantee and Collateral Agreement and as “secured obligations” (however defined) in the Security Documents (subject to any limitations set forth in such Security Documents). Each party hereto confirms that the intention of the parties is that each of the Credit Agreement and the Master Guarantee and Collateral Agreement shall not terminate on the Effective Date and shall continue in full force and effect as amended and restated hereby.

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  SECTION 6. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

  SECTION 7. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. This Amendment Agreement shall constitute a “Credit Document” for all purposes of the Restated Credit Agreement and the other Credit Documents.

  SECTION 8. Expenses. Goodyear and each Borrower agrees to reimburse the Existing Administrative Agent and the New Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, Allen & Overy LLP and other counsel for the Existing Administrative Agent and the New Administrative Agent.

  SECTION 9. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

          PARTIES TO THE CREDIT AGREEMENT AND MASTER GUARANTEE AND COLLATERAL AGREEMENT

THE GOODYEAR TIRE & RUBBER COMPANY,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President And Treasurer

GOODYEAR DUNLOP TIRES EUROPE BV,

by
/s/ R.M. Archer

Name: R.M. Archer
Title: Vice President Finance
by
/s/ D. Golsong

Name: D. Golsong
Title: Chief Legal Officer

GOODYEAR DUNLOP TIRES GERMANY GMBH,

by
/s/ T. Koerner

Name: T. Koerner
Title: Proxyholder

8

GOODYEAR GMBH & CO. KG,

by
/s/ T. Koerner

Name: T. Koerner
Title: Proxyholder

DUNLOP gMBH & CO. KG,

by
/s/ T. Koerner

Name: T. Koerner
Title: Proxyholder

GOODYEAR LUXEMBOURG TIRES S.A.,

by
executed in the form of a notarial deed

9

J.P. MORGAN EUROPE LIMITED, as Administrative Agent Under The Restated Credit Agreement,

by
/s/ Nigel Marlow

Name: Nigel Marlow
Title: Vice President

JPMORGAN CHASE BANK, N.A., individually, as Collateral Agent, Issuing Bank and Swingline Lender and As Administrative Agent Under The Pre-Restatement Credit Agreement,

by
executed in the form of a notarial deed

10

PARTIES TO THE MASTER GUARANTEE AND COLLATERAL
AGREEMENT (AND NOT PARTY TO THE CREDIT AGREEMENT)

RVM REIFEN VERTRIEBSMANAGEMENT GMBH,

by
/s/ T. Koerner

Name: T. Koerner
Title: Proxyholder

FULDA REIFEN GMBH & CO. KG,

by
/s/ T. Koerner

Name: T. Koerner
Title: Proxyholder

M-PLUS MULTIMARKENMANAGEMENT & GMBH & Co. KG,

by
/s/ T. Koerner

Name: T. Koerner
Title: Proxyholder

11

GD HANDELSSYSTEME GMBH & CO. KG,

by
/s/ T. Koerner

Name: T. Koerner
Title: Proxyholder

GOODYEAR DUNLOP TIRES OE GMBH,

by
/s/ T. Koerner

Name: T. Koerner
Title: Proxyholder

GOODYEAR DUNLOP TIRE FRANCE S.A.,

by
/s/ R.M. Archer

Name: R.M. Archer
Title: Attorney
by
/s/ D. Golsong

Name: D. Golsong
Title: Attorney

GOODYEAR DUNLOP TYRES UK LTD,

by
/s/ J. Robinson

Name: J. Robinson
Title: Director
by
/s/ R. Whitehurst

Name: R. Whitehurst
Title: Secretary

12

DUNLOP TYRES LTD,

by
/s/ J. Robinson

Name: J. Robinson
Title: Director
by
/s/ R. Whitehurst

Name: R. Whitehurst
Title: Secretary

BELT CONCEPTS OF AMERICA, INC.,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

13

CELERON CORPORATION,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

COSMOFLEX, INC.,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

DAPPER TIRE CO, INC.,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

DIVESTED COMPANIES HOLDING COMPANY,

by
/s/ Randall M. Loyd

Name: Randall M. Loyd
Title: Vice President
by
/s/ Ronald J. Carr

Name: Ronald J. Carr
Title: Vice President

14

DIVESTED LITCHFIELD PARK PROPERTIES, INC.,

by
/s/ Randall M. Loyd

Name: Randall M. Loyd
Title: Vice President
by
/s/ Ronald J. Carr

Name: Ronald J. Carr
Title: Vice President

GOODYEAR FARMS, INC.,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

GOODYEAR INTERNATIONAL CORPORATION,

by
/s/ Bertram Bell

Name: Bertram Bell
Title: Vice President

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

15

THE KELLY-SPRINGFIELD TIRE CORPORATION,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

WHEEL ASSEMBLIES INC.,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC,

by
/s/ Darren R. Wells

Name: Darren R. Wells
Title: Vice President

WINGFOOT VENTURES EIGHT INC.,

by
/s/ Randall M. Loyd

Name: Randall M. Loyd
Title: Vice President

16

GOODYEAR CANADA INC.,

by
/s/ Linda Alexander

Name: Linda Alexander
Title: Vice President Finance
by
/s/ D.S. Hamilton

Name: D.S. Hamilton
Title: Secretary

17

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	BNP Paribas

	BY:	/s/ Gayne C. Plunkett

Name: Gayne C. Plunkett
Title: Vice President

	BY:	/s/ Wendy Breuder

Name: Wendy Breuder
Title: Managing Director

18

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	Calyon New York Branch

	By:	/s/ Lee E. Greve

Name: Lee E. Greve
Title: Managing Director
	By:	/s/ Corey Billups

Name: Corey Billups
Title: Director

19

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	Citibank N.A.

	By:	/s/ Brian Ike

Name: Brian Ike
Title: Director

20

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	Commerzbank
Aktiengesellschaft

	By:	/s/ Dr. Konrad Noltenhaus

Name: Dr. Konrad Noltenhaus
Title: Senior Vice President
Regional Center Frankfurt
	By:	/s/ Hans-Friedrich Jenetzky

Name: Hans-Friedrich Jenetzky
Title: Senior Vice President Regional
Center Frankfurt

21

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	Credit Suisse First Boston, acting
through its Cayman Islands Branch

	By:	/s/ Mark Gleason

Name: Mark Gleason
Title: Director
	By:	/s/ Mikhail Faybusovich

Name: Mikhail Faybusovich
Title: Associate

22

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	Deutsche Bank AG, NY Branch

	By:	/s/ David Mayhew

Name: David Mayhew
Title: Managing Director
	By:	/s/ Stephen Cayer

Name: Stephen Cayer
Title: Director

23

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	GE Finance Participants SAS

	By:	/s/ Hugh A. Fitzpatrick

Name: Hugh A. Fitzpatrick
Title: Duly Authorised
Signatory

24

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	Goldman Sachs Credit Partners, L.P.

	By:	/s/ Thomas Connolly

Name: Thomas Connolly
Title: Managing Director

25

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	KBC Bank NV

	By:	/s/ Dirk Witters

Name: Dirk Witters
Title: Global Relationship
Manager Multinationals
	By:	/s/ Adriaan Loeff

Name: Adriaan Loeff
Title: General Manager Multinationals

26

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	Mashreq Bank PSC

	By:	/s/ Abbas Hagan

Name: Abbas Hagan
Title: Division Head

27

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	N. M. Rothschild & Sons Limited

	By:	/s/ Adam Greenbiry

Name: Adam Greenbiry
Title: Director
	By:	/s/ John Sealy

Name: John Sealy
Title: Director

28

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	Natexis Banques Populaires

	By:	/s/ Patrick Senderens

Name: Patrick Senderens
Title: Global Relationship
Manager
	By:	/s/ Christopher Labaune

Name: Christopher Labaune
Title: Relationship Manager

29

Signature Page to be executed by Lenders
under the Restated Credit Agreement

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF APRIL 8, 2005, IN RESPECT OF (a) THE TERM LOAN AND REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED BY THE FIRST AMENDMENT DATED AS OF FEBRUARY 19, 2004, THE SECOND AMENDMENT DATED AS OF APRIL 16, 2004, THE THIRD AMENDMENT DATED AS OF APRIL 16, 2004 AND THE FOURTH AMENDMENT DATED AS OF MAY 27, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., THE LENDERS PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND (B) THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 20, 2004, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY IDENTIFIED THEREIN AND JPMORGAN CHASE BANK, N.A. AS COLLATERAL AGENT.

Lender:	The Northern Trust Company

	By:	/s/ Christopher L. Mckean

Name: Christopher L. Mckean
Title: Vice President

30

Annex 1

THE GOODYEAR TIRE & RUBBER COMPANY
GOODYEAR DUNLOP TIRES EUROPE B.V.
GOODYEAR DUNLOP TIRES GERMANY GMBH
GOODYEAR GMBH & CO KG
DUNLOP GMBH & CO KG
GOODYEAR LUXEMBOURG TIRES S.A.
CREDIT AGREEMENT
DATED AS OF MARCH 30,
AS AMENDED AND RESTATED AS OF APRIL 8, 2005

STANDARD TERMS AND CONDITIONS

          1. Representations and Warranties.

          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Restated Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

          1.2. Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Restated Credit Agreement and the Restated MGCA, (ii) it satisfies the requirements, if any, specified in the Restated Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions each of the Restated Credit Agreement and the Restated MGCA as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereto, as applicable, the Restated MGCA and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the New Administrative Agent or any other Lender, and (v) attached to this Amendment Agreement is (i) any documentation

31

required to be delivered by it pursuant to the terms of Sections 2.17 and 9.17 of the Restated Credit Agreement and (ii) a “New Secured Party’s Accession Agreement” in the form of Schedule 3 to the German Security Trust Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance on the New Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

          2. Restated MGCA. Each Assignee, by executing and delivering this Amendment Agreement, acknowledges receipt of a copy of the Restated MGCA and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Restated MGCA and each other Security Document, specifically including (i) the provisions of Section 5.03 of the Restated MGCA (governing the distribution of proceeds realized from the exercise of remedies under the Security Documents), (ii) the provisions of Article VI of the Restated MGCA (governing the manner in which the amounts of the Obligations (as defined in the Restated MGCA) are to be determined at any time), (iii) the provisions of Articles VIII and IX of the Restated MGCA (relating to the duties and responsibilities of the Collateral Agent and providing for the indemnification and the reimbursement of expenses of the Collateral Agent by the Lenders) and (iv) the provisions of Section 11.13 of the Restated MGCA (providing for releases of Guarantees of and Collateral securing the Obligations).

          3. Payments. From and after the Effective Date, the New Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to each Assignee for amounts which have accrued from and after the Effective Date.

          4. Foreign Law Provisions.

          4.1. France. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors incorporated in France if the assignment if such assignment is notified in France by bailiff (huissier) in accordance with Article 1690 of the French Civil Code. Pursuant to clause 9.04(b)(vii) of the Restated Credit Agreement (i) the European J.V. (or the New Administrative Agent, at the expense of the European J.V.) shall carry out such notification and (ii) if the assignment provided for in this Amendment Agreement is made without the European J.V.’s consent the New Administrative Agent shall provide prompt written notice of the assignment to the European J.V.

          4.2. Italy. For the purposes of Italian law only, the assignment made under this Amendment Agreement shall be deemed to constitute a cessione del contratto, although it will not constitute a termination or a novation of the Credit Agreement for purposes of New York law.

32

          5. Affiliates. Each Assignee acknowledges that any Obligations in respect of any Swap Agreement or cash management services, in each case provided by an Affiliate of a Lender, will only constitute Obligations for the purpose of any Security Document governed by the laws of a country other than the United States of America if such Affiliate executes and delivers to the New Administrative Agent an Affiliate Authorization in the form of Exhibit H to the Restated Credit Agreement or any other form approved by the New Administrative Agent.